UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-23057

Guggenheim Energy & Income Fund
(Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Amy J. Lee 227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100

Date of fiscal year end: September 30
Date of reporting period: April 1, 2017 – June 30, 2017

Item 1.  Schedule of Investments.
Attached hereto.

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2017

	Shares	Value
COMMON STOCKS† - 2.1%
Energy - 2.1%
Approach Resources, Inc.*	279,588	$942,211
SandRidge Energy, Inc.*	39,465	679,193
Titan Energy LLC*,1	23,593	182,846
Total Energy		1,804,250
Total Common Stocks
(Cost $2,346,352)		1,804,250
WARRANTS†† - 0.1%
Comstock Resources, Inc.
09/06/18*	7,838	55,336
Total Warrants
(Cost $47,089)		55,336

MONEY MARKET FUND† - 1.0%
Dreyfus Treasury Securities Cash Management Fund - Institutional Class
0.75%[2]	833,550	833,550
Total Money Market Fund
(Cost $833,550)		833,550
	Face
	Amount[8]
CORPORATE BONDS†† - 103.1%
Energy - 62.0%
Unit Corp.
6.63% due 05/15/21	3,250,000	3,111,875
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
8.50% due 12/15/21[11]	2,625,000	2,631,562
Comstock Resources, Inc.
10.00% due 03/15/20[3,11]	2,550,000	2,543,625
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25	2,350,000	2,397,000
Hess Corp.
4.30% due 04/01/27	1,200,000	1,172,141
8.13% due 02/15/19	750,000	814,134
7.88% due 10/01/29	200,000	241,818
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.75% due 04/15/25	2,200,000	2,211,000
QEP Resources, Inc.
6.88% due 03/01/21[11]	1,500,000	1,556,250
5.25% due 05/01/23	600,000	567,000
Alta Mesa Holdings, LP / Alta Mesa Finance Services Corp.
7.88% due 12/15/24[11]	2,100,000	2,115,750
PDC Energy, Inc.
7.75% due 10/15/22[11]	1,500,000	1,556,250
6.13% due 09/15/24	450,000	456,750
CONSOL Energy, Inc.
8.00% due 04/01/23[11]	1,900,000	1,995,000
Whiting Petroleum Corp.
5.75% due 03/15/21	2,050,000	1,927,000
FTS International, Inc.
8.75% due 06/15/20[4,5]	1,850,000	1,854,625
	Face
	Amount[8]	Value
CORPORATE BONDS†† - 103.1% (continued)
Energy - 62.0% (continued)
Covey Park Energy LLC / Covey Park Finance Corp.
7.50% due 05/15/25[5,11]	$ 1,775,000	$1,775,000
Sabine Pass Liquefaction LLC
5.63% due 02/01/21[11]	850,000	925,372
5.63% due 04/15/23	750,000	833,702
Sunoco Logistics Partners Operations, LP
5.95% due 12/01/25[11]	1,500,000	1,686,894
Gulfstream Natural Gas System LLC
4.60% due 09/15/25[5,11]	1,500,000	1,609,904
Newfield Exploration Co.
5.38% due 01/01/26	1,550,000	1,604,250
Marathon Petroleum Corp.
3.40% due 12/15/20	1,500,000	1,542,978
Carrizo Oil & Gas, Inc.
7.50% due 09/15/20[11]	1,500,000	1,526,250
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
6.25% due 04/01/23[11]	1,300,000	1,319,500
5.75% due 04/01/25[11]	200,000	199,500
Cheniere Corpus Christi Holdings LLC
5.13% due 06/30/27	850,000	871,250
5.88% due 03/31/25	600,000	639,750
Antero Resources Corp.
5.00% due 03/01/25[11]	1,500,000	1,455,000
Gibson Energy, Inc.
6.75% due 07/15/21[5]	561,000	579,233
5.25% due 07/15/24[5]	CAD 700,000	539,815
EP Energy LLC / Everest Acquisition Finance, Inc.
8.00% due 02/15/25[5]	1,500,000	1,117,500
MPLX, LP
4.88% due 12/01/24[11]	1,000,000	1,066,166
DCP Midstream Operating, LP
5.35% due 03/15/20[5,11]	1,025,000	1,066,000
TerraForm Power Operating LLC
6.13% due 06/15/25[5,6]	1,000,000	1,062,500
Pattern Energy Group, Inc.
5.88% due 02/01/24[5,11]	1,000,000	1,052,500
Callon Petroleum Co.
6.13% due 10/01/24	1,000,000	1,017,500
Phillips 66 Partners, LP
3.55% due 10/01/26	1,000,000	971,306
Trinidad Drilling Ltd.
6.63% due 02/15/25[5]	1,000,000	950,000
BreitBurn Energy Partners Limited Partnership / BreitBurn Finance Corp.
7.88% due 04/15/22[7]	3,500,000	910,000
Total Energy		53,473,650
Utilities - 9.1%
Terraform Global Operating LLC
9.75% due 08/15/22[5,10]	2,050,000	2,295,999

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2017

	Face
	Amount[8]	Value
CORPORATE BONDS†† - 103.1% (continued)
Utilities - 9.1% (continued)
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[5]	$ 2,080,000	$2,158,000
AES Corp.
5.50% due 04/15/25[11]	1,000,000	1,046,250
6.00% due 05/15/26	400,000	428,000
4.88% due 05/15/23	250,000	254,688
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.50% due 05/20/25	850,000	867,000
5.75% due 05/20/27	775,000	784,688
Total Utilities		7,834,625
Financial - 7.5%
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.38% due 04/01/20[5]	1,000,000	1,024,999
7.50% due 04/15/21[5]	650,000	674,375
6.88% due 04/15/22[5]	350,000	349,125
NFP Corp.
9.00% due 07/15/21[5]	850,000	891,905
6.88% due 07/15/25[5]	175,000	176,750
Kennedy-Wilson, Inc.
5.88% due 04/01/24	825,000	850,781
GEO Group, Inc.
5.88% due 10/15/24	675,000	696,938
6.00% due 04/15/26	100,000	103,750
FBM Finance, Inc.
8.25% due 08/15/21[5]	700,000	749,875
NewStar Financial, Inc.
7.25% due 05/01/20	450,000	460,688
Lincoln Finance Ltd.
6.88% due 04/15/21	EUR 250,000	306,711
USIS Merger Sub, Inc.
6.88% due 05/01/25[5]	200,000	203,500
Total Financial		6,489,397
Communications - 7.3%
MDC Partners, Inc.
6.50% due 05/01/24[5]	1,775,000	1,770,563
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[5]	1,300,000	1,257,750
Cengage Learning, Inc.
9.50% due 06/15/24[5,11]	1,000,000	885,000
EIG Investors Corp.
10.88% due 02/01/24	725,000	808,375
SFR Group S.A.
7.38% due 05/01/26[5]	700,000	759,500
DISH DBS Corp.
7.75% due 07/01/26	450,000	533,250
	Face
	Amount[8]	Value
CORPORATE BONDS†† - 103.1% (continued)
Communications - 7.3% (continued)
CSC Holdings LLC
6.75% due 11/15/21	$ 250,000	$276,875
Total Communications		6,291,313
Consumer, Non-cyclical - 5.8%
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22	1,150,000	1,171,562
Bumble Bee Holdings, Inc.
9.00% due 12/15/17[5]	1,100,000	1,102,750
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[5]	825,000	849,750
Valeant Pharmaceuticals International, Inc.
7.00% due 03/15/24[5,11]	575,000	604,469
Bumble Bee Holdco SCA
9.63% due 03/15/18[3,5]	600,000	591,000
THC Escrow Corporation III
7.00% due 08/01/25	500,000	498,125
Beverages & More, Inc.
11.50% due 06/15/22[5]	200,000	194,500
Total Consumer, Non-cyclical		5,012,156
Consumer, Cyclical - 5.8%
Ferrellgas Partners, LP
8.63% due 06/15/20	1,665,000	1,573,424
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27[11]	1,200,000	1,194,000
Ferrellgas, LP / Ferrellgas Finance Corp.
6.75% due 01/15/22	800,000	752,000
L Brands, Inc.
7.60% due 07/15/37[11]	500,000	498,750
Nathan's Famous, Inc.
10.00% due 03/15/20[5]	400,000	426,000
TVL Finance PLC
8.50% due 05/15/23	GBP 180,000	261,395
PetSmart, Inc.
5.88% due 06/01/25[5]	250,000	240,938
CalAtlantic Group, Inc.
5.00% due 06/15/27	35,000	35,088
Total Consumer, Cyclical		4,981,595
Industrial - 3.5%
Dynagas LNG Partners Limited Partnership / Dynagas Finance, Inc.
6.25% due 10/30/19[1]	1,850,000	1,822,250
StandardAero Aviation Holdings, Inc.
10.00% due 07/15/23[5]	610,000	675,575

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2017

	Face Amount[8]	Value
CORPORATE BONDS†† - 103.1% (continued)
Industrial - 3.5% (continued)
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[5]	$ 500,000	$543,750
Total Industrial		3,041,575
Basic Materials - 2.1%
Alcoa Nederland Holding B.V.
7.00% due 09/30/26[5,11]	950,000	1,042,625
Eldorado Gold Corp.
6.13% due 12/15/20[5]	680,000	696,150
GCP Applied Technologies, Inc.
9.50% due 02/01/23[5]	75,000	85,313
Total Basic Materials		1,824,088
Total Corporate Bonds
(Cost $84,543,389)		88,948,399
SENIOR FLOATING RATE INTERESTS††,4 - 30.6%
Utilities - 15.3%
Viva Alamo LLC
5.45% due 02/22/21[10]	2,664,243	2,104,751
MRP Generation Holding
8.30% due 10/18/22[10]	1,985,000	1,846,050
Panda Power
7.80% due 08/20/20[10]	1,972,950	1,811,424
Panda Moxie Patriot
7.05% due 12/19/20[10]	1,899,170	1,737,741
Invenergy Thermal Operating I, LLC
6.80% due 10/19/22[1,10]	1,634,507	1,556,868
Panda Temple II Power
7.30% due 04/03/19[10]	1,477,500	1,311,281
Exgen Texas Power LLC
6.05% due 09/18/21[10]	1,994,530	1,189,597
Stonewall
6.80% due 11/15/21[10]	1,200,000	1,104,000
Panda Hummel
7.23% due 10/27/22[10]	595,000	547,400
Total Utilities		13,209,112
Energy - 8.6%
Cactus Wellhead
7.23% due 07/30/20[10]	3,472,030	3,367,870
Moss Creek Resources LLC
9.50% due 04/07/22†††,1,9	2,138,889	2,112,153
Summit Midstream Partners, LP
7.23% due 05/13/22[10,11]	1,000,000	1,010,000
Ultra Petroleum, Inc.
4.12% due 04/12/24	500,000	496,250
Linn Energy LLC / Linn Energy Finance Corp.
4.55% due 02/27/21[10]	280,627	260,983
	Face
	Amount[8]	Value
SENIOR FLOATING RATE INTERESTS††,4 - 30.6% (continued)
Energy - 8.6% (continued)
PSS Companies
5.80% due 01/28/20[1,10]	$ 223,317	$189,820
Total Energy		7,437,076
Industrial - 2.9%
Arctic Long Carriers
5.73% due 05/18/23	2,000,000	1,992,500
Diversitech Holdings, Inc.
8.70% due 06/02/25	500,000	508,750
Total Industrial		2,501,250
Consumer, Cyclical - 2.0%
Accuride Corp.
8.00% due 11/17/23[10]	1,437,250	1,444,436
Blue Nile, Inc.
7.80% due 02/17/23[1,10]	275,000	272,938
Total Consumer, Cyclical		1,717,374
Technology - 1.5%
Planview, Inc. (PHNTM Holdings, Inc.)
10.98% due 07/27/23†††,1,9,10	1,000,000	986,027
Advanced Computer Software
10.67% due 01/31/23[1,10]	350,000	319,375
Total Technology		1,305,402
Communications - 0.3%
Cengage Learning Acquisitions, Inc.
5.34% due 06/07/23[10]	311,907	294,007
Total Senior Floating Rate Interests
(Cost $26,171,528)		26,464,221
ASSET-BACKED SECURITIES†† - 1.4%
Collateralized Loan Obligations - 1.4%
Saranac CLO II Ltd.
2014-2A, 6.32% due 02/20/25[4,5]	500,000	473,711
Jamestown CLO V Ltd.
2014-5A, 6.26% due 01/17/27[4,5]	500,000	463,044
WhiteHorse VII Ltd.
2013-1A, 5.99% due 11/24/25[4,5]	250,000	234,822
Total Collateralized Loan Obligations		1,171,577
Total Asset-Backed Securities
(Cost $1,047,236)		1,171,577
Total Investments - 138.3%
(Cost $114,989,144)		$119,277,333
Other Assets & Liabilities, net - (38.3)%		(33,011,994)
Total Net Assets - 100.0%		$86,265,339

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2017

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
Counterparty	Contracts to Buy (Sell)	Currency	Settlement Date	Settlement Value	Value at June 30, 2017	Net Unrealized Appreciation/Depreciation
Barclays	220,000	GBP	07/12/17	$(283,712)	$(289,244)	$5,532
Goldman Sachs	110,000	GBP	07/12/17	(140,116)	(143,319)	3,203
J.P. Morgan	109,000	GBP	07/12/17	(138,934)	(142,016)	3,082
Bank of America	(272,000)	EUR	07/12/17	305,559	310,819	(5,260)
J.P. Morgan	(643,000)	GBP	07/12/17	832,167	837,767	(5,600)
Goldman Sachs	(710,000)	CAD	07/12/17	526,331	547,647	(21,316)
						$(20,359)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 2.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 2.
†††	Value determined based on Level 3 inputs — See Note 2.
1	Security is deemed illiquid.
2	Rate indicated is the 7-day yield as of June 30, 2017.
3	Paid-in-kind security.
4	Variable rate security. Rate indicated is rate effective at June 30, 2017.
5
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) liquid securities is $45,334,065 (cost $43,854,478), or 52.6% of total net assets.

6	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
7	Security is in default of interest and/or principal obligations.
8	The face amount is denominated in U.S. Dollars, unless otherwise noted.
9	Security was fair valued by the Valuation Committee at June 30, 2017. The total market value of fair valued securities amounts to $3,098,180 (cost $3,048,576), or less than 0.05% of total net assets.
10
All or a portion of the securities have been physically segregated or earmarked in connection with reverse repurchase agreements and unfunded loan commitments. As of June 30, 2017, the total market value of the segregated or earmarked securities was $27,277,154.

11	Security or a portion thereof is held as collateral for reverse repurchase agreements — See Note 4.
B.V.	Limited Liability Company
CAD	Canadian Dollar
CLO	Collateralized Loan Obligation
EUR	Euro
GBP	Great Britain Pound
LLC	Limited Liability Company
plc	Public Limited Company
REIT	Real Estate Investment Trust
S.A.	Corporation
See Sector Classification in Other Information section.
The following table summarizes the inputs used to value the Fund's investments at June 30, 2017 (See Note 2 in the Notes to Schedule of Investments):
Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs		Total
Asset-Backed Securities	$—	$1,171,577		$—		$1,171,577
Common Stocks	1,804,250	—		—		1,804,250
Corporate Bonds	—	88,948,399		—		88,948,399
Forward Foreign Currency Exchange Contracts	—	11,817	*	—		11,817
Senior Floating Rate Interests	—	23,366,041		3,098,180		26,464,221
Money Market Fund	833,550	—		—		833,550
Warrants	—	55,336		—		55,336
Total Assets	$2,637,800	$113,553,170		$3,098,180		$119,289,150

Investments in Securities (Liabilities)	Level 1	Level 2		Level 3		Total
Forward Foreign Currency Exchange Contracts	$—	$32,176	*	$—		$32,176
Unfunded Loan Committments	—	55,950		—	**	55,950
Total Liabilities	$—	$88,126		$—		$88,126
* Represents the unrealized gain/loss at period end.
**Market value is less than $1.

If not referenced in the table please refer to the Schedule of Investments for a breakdown of investment type by industry category.

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2017

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:
Category	Level 3	Valuation Technique	Unobservable Inputs
Senior Floating Rate Interests	$ 3,098,180	Model Price	Purchase Price
Total	$ 3,098,180
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended June 30, 2017, there were no transfers between levels.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended June 30, 2017:

LEVEL 3 - Fair value measurement using significant unobservable inputs
	Corporate Bonds	Senior Floating Rate Interests	Total
Assets:
Beginning Balance	$456,911	$-	$456,911
Purchases	-	3,673,125	3,673,125
Sales, maturities and paydowns	-	(603,472)	(603,472)
Total realized gains or losses included in earnings	-	3,236	3,236
Total change in unrealized gains or losses included in earnings	(456,911)	25,291	(431,620)
Ending Balance	$-	$3,098,180	$3,098,180
Net Change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2017	$-	$19,588	$19,588

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

1. Organization and Significant Accounting Policies

Organization

Guggenheim Energy & Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 28, 2015, and commenced investment operations on August 13, 2015. The Fund is registered as a non-diversified, non-traded, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

For information on the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual shareholder report.
Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund's investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

Valuations of the Fund's securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund's officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the closing bid price on that day.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange-traded funds ("ETFs") and closed-end investment companies ("CEFs") are valued at the last quoted sales price.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or threemonth London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at June 30, 2017.

Under the Fund's organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Funds’ assets are categorized as Level 2, as indicated in this report.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a brokerdealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

3. Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At June 30, 2017, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain
Guggenheim Energy & Income Fund	$ 115,204,265	$ 7,579,092	$ (3,506,024)	$ 4,073,068

4. Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement fi les for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may eff ectively be restricted pending such decision.

For the period ended June 30, 2017 the Fund entered into reverse repurchase agreements:

Counterparty	Interest Rates	Maturity Dates	Face Value
Barclays Capital, Inc.	1.74%	07/24/17	$ 1,810,625
Bank of America	1.67%-2.13%	07/05/17-07/17/17	2,997,970
Societe Generale	2.25%	07/05/17-04/12/18	12,145,683
BNP Paribas	2.01%	07/19/17 – 07/26/17	7,618,290
Citigroup, Inc.	0.00%*	Open Maturity	2,140,000
Royal Bank of Canada	1.97% - 2.17%	07/17/17 – 07/26/17	9,163,375
			$ 35,875,943
*Variable rate security. Rate indicated is rate effective as of June 30, 2017.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of June 30, 2017, aggregated by asset class of the related collateral pledged by the Funds:

Fund	Overnight and Continuous	Up to 30 days	Greater than 90 days	Total
Guggenheim Energy & Income Fund
Corporate Bonds	$ 2,140,000	$ 25,683,760	$ 8,052,183	$ 35,875,943
Gross amount of recognized liabilities for reverse repurchase agreements	$ 2,140,000	$ 25,683,760	$8,052,183	$35,875,943

6. Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of June 30, 2017. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of June 30, 2017 were as follows:

Borrower	Maturity Date	Face Amount	Value
Guggenheim Energy & Income Fund
Linn Energy LLC / Linn Energy Finance Corp.	02/27/21	$ 799,286	$ 55,950
Surgery Center Holdings, Inc.	11/16/17	500,000	─*
		$ 1,299,286	$ 55,950
*Security has a market value of $0.

OTHER INFORMATION

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Item 2.  Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing date of this report and have concluded, based on such evaluation, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's last fiscal quarter that has materially affected or is reasonably likely to materially affect the registrant's internal control over financial reporting.

Item 3.  Exhibits.

    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Guggenheim Energy & Income Fund

By:      /s/ Amy J. Lee
Amy J. Lee
Vice President

Date:   August 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Amy J. Lee
Amy J. Lee
Vice President

Date:   August 29, 2017

By:      /s/ John L. Sullivan
John L. Sullivan
Chief Financial Officer, Chief Accounting Officer & Treasurer

Date:   August 29, 2017